UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): December 23, 1999
                               (October 26, 1999)


                         WINTRUST FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                         Commission File Number 0-21923



            Illinois                                     36-3873352
------------------------------------        ------------------------------------
(State or other Jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation)


                               727 North Bank Lane
                           Lake Forest, Illinois 60045
             -------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (847) 615-4096
      ---------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following financial statements and pro forma financial information are being filed in relation to the October 26, 1999 acquisition of Tricom, Inc. of Milwaukee ("Tricom"), a financial and administrative service bureau to the staffing industry.

(a)  Financial Statements of Tricom.

                                                                            Page
                                                                            ----

     1)   Audited Consolidated Financial Statements for the year
          ended September 30, 1998.                                           3

     2)   Unaudited Consolidated Balance Sheet as of June 30, 1999.          19

     3)   Unaudited  Consolidated  Statement of Income for the nine
          month period ended June 30, 1999.                                  20

     4)   Unaudited Consolidated Statement of Stockholders' Equity
          (Deficit) for the nine month period ended June 30, 1999            21

     5)   Unaudited  Consolidated  Statement  of Cash  Flows for the
          nine  month period ended June 30, 1999.                            22

                                    Item 7(a)





                    TRICOM, INC. OF MILWAUKEE AND SUBSIDIARY

                              Financial Statements

                               September 30, 1998

                                    CONTENTS


                                                                            Page
                                                                            ----

Independent Auditor's Report                                                  5

FINANCIAL STATEMENTS:

     Consolidated Balance Sheet                                               6

     Consolidated Statement of Stockholders' Equity (Deficit)                 7

     Consolidated Statement of Income                                         8

     Consolidated Statement of Cash Flows                                     9

     Notes to Consolidated Financial Statements                            10-18

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------

November 16, 1998



To the Board of Directors

Tricom, Inc. of Milwaukee and Subsidiary

We have audited the accompanying Consolidated Balance Sheet of Tricom, Inc. of Milwaukee and Subsidiary as of September 30, 1998, and the related Consolidated Statements of Stockholders' Equity (Deficit), Income and Cash Flows for the fiscal year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Tricom, Inc. of Milwaukee and Subsidiary as of September 30, 1998 and the results of its operations and its cash flows for the fiscal year then ended, in conformity with generally accepted accounting principles.




Kolb Lauwasser & Co., S.C.
Milwaukee, Wisconsin

                    TRICOM, INC. OF MILWAUKEE AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                           --------------------------
                (With the auditor's report of November 16, 1998)
                            As of September 30, 1998

         ASSETS
         ------
CURRENT ASSETS
--------------
    Cash and cash equivalents                                                     $      1,404,978
    Finance receivables                                                                 10,411,172
    Due from affiliates                                                                    310,549
    Miscellaneous receivables                                                               10,771
    Prepaid expenses                                                                        87,246
    Deposits                                                                                90,894
                                                                                  -----------------
         Total Current Assets                                                           12,315,610


FIXED ASSETS
------------
    Equipment, furniture, improvements, and computer software                            1,746,623
    Less:  Accumulated depreciation and amortization                                      (346,706)
                                                                                  -----------------
         Net Fixed Assets                                                                1,399,917
                                                                                  -----------------

OTHER ASSETS
------------
    Intangible assets                                                                      563,517
                                                                                  -----------------
               Total Assets                                                        $    14,279,044
                                                                                  =================


         LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
         ----------------------------------------------

CURRENT LIABILITIES
-------------------
    Accounts payable and accrued expenses                                         $        188,524
    Notes payable                                                                       10,945,165
                                                                                  -----------------
         Total Current Liabilities                                                      11,133,689

LONG-TERM LIABILITIES
---------------------
    Notes payable                                                                        4,125,000
                                                                                  -----------------
               Total Liabilities                                                        15,258,689
                                                                                  -----------------

COMMITMENTS
-----------

MINORITY INTEREST                                                                           11,034
-----------------

STOCKHOLDERS' EQUITY (DEFICIT)
------------------------------
    Common stock, no par value, 2,800 shares authorized,
      95 shares issued and 43 shares outstanding                                            29,232
    Retained earnings                                                                    3,257,089
    Treasury stock - at cost, 52 shares                                                 (4,277,000)
                                                                                  -----------------
         Total Stockholders' Equity (Deficit)                                             (990,679)
                                                                                  -----------------

               Total Liabilities and Stockholders' Equity (Deficit)                $    14,279,044
                                                                                   ================


        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

                    TRICOM, INC. OF MILWAUKEE AND SUBSIDIARY
            CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
            --------------------------------------------------------
                (With the auditor's report of November 16, 1998)
                  For the fiscal year ended September 30, 1998


                                                 Common Stock
                                              ------------------
                                               Number
                                                of                             Retained        Treasury
                                              Shares         Amount            Earnings          Stock             Total
                                            ----------    -----------        ------------     -----------      -----------
  Balance at September 30, 1997                  95       $    29,232         $2,499,112      $(4,277,000)     $(1,748,656)

  Distributions                                   -                 -           (658,842)               -         (658,842)

  Full recovery of minority deficit
      in excess of minority
      investment                                  -                 -              7,917                -            7,917
  Net income                                      -                 -          1,408,902                -        1,408,902

                                            ----------    -----------        ------------     -----------      -----------
  Balance at September 30, 1998                  95           $29,232         $3,257,089      $(4,277,000)       $(990,679)
                                            ==========    ===========        ============     ===========      ===========

        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

                    TRICOM, INC. OF MILWAUKEE AND SUBSIDIARY
                        CONSOLIDATED STATEMENT OF INCOME
                        --------------------------------
                (With the auditor's report of November 16, 1998)
                  For the fiscal year ended September 30, 1998

INTEREST INCOME
---------------
    Interest and fees on finance receivables                                             $      2,803,002
    Other interest income                                                                          44,248
                                                                                             ------------
         Total interest income                                                                  2,847,250
                                                                                             ------------

INTEREST EXPENSE
----------------
    Interest on notes payable                                                                     695,344
    Interest on long-term debt                                                                    495,000
                                                                                             ------------
         Total interest expense                                                                 1,190,344
                                                                                             ------------

Net Interest Income                                                                             1,656,906

NON-INTEREST INCOME
-------------------
    Contract services                                                                           3,771,748
    Training and consulting                                                                        21,054
    Miscellaneous income                                                                            6,565
                                                                                             ------------
         Total non-interest income                                                              3,799,367
                                                                                             ------------

NON-INTEREST EXPENSES
---------------------
    Salaries and employee benefits                                                              2,193,946
    Advertising                                                                                    75,891
    Bad debt expense                                                                               56,821
    Depreciation and amortization                                                                 187,770
    Loss on disposal of fixed assets                                                                2,898
    Minority interest in subsidiary income                                                         18,951
    Office supplies                                                                               250,605
    Other administrative expenses                                                                 127,346
    Printing                                                                                       83,611
    Professional fees                                                                             103,151
    Rent                                                                                          184,589
    Repairs and maintenance                                                                       103,181
    Research and development                                                                      224,152
    Service charges                                                                               103,530
    Telephone and utilities                                                                        54,400
    Third party fees                                                                              209,252
    Travel and entertainment                                                                       67,277
                                                                                            -------------
         Total non-interest expenses                                                            4,047,371
                                                                                             ------------

         Net Income                                                                      $      1,408,902
                                                                                            =============

        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

                    TRICOM, INC. OF MILWAUKEE AND SUBSIDIARY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                      ------------------------------------
                (With the auditor's report of November 16, 1998)
                  For the fiscal year ended September 30, 1998

                                                                                     Cash Increase
                                                                                     or (Decrease)
Cash Flows From Operating Activities                                                 -------------
------------------------------------
    Net  income                                                                       $  1,408,902
     Adjustments  to  reconcile  net income to net cash
      (used) by operating activities:
        Depreciation and amortization                                                      187,770
        Loss on disposal of fixed assets                                                     2,898
        Minority interest in subsidiary income                                              18,951

    Decrease (increase) in
    ----------------------
        Finance receivables                                                             (2,443,841)
        Due from affiliates                                                                (67,219)
        Miscellaneous receivables                                                           33,488
        Prepaid expenses                                                                   (58,685)
        Deposits                                                                            41,733

    Increase in
    -----------
        Accounts payable and accrued expenses                                               76,545
                                                                                      -------------
           Net Cash (Used) by Operating Activities                                        (799,458)
                                                                                      =============

CASH FLOWS FROM INVESTING ACTIVITIES
------------------------------------
    Purchase of fixed assets                                                            (1,163,634)
    Purchase of software licenses                                                          (36,367)
                                                                                      -------------
           Net Cash (Used) by Investing Activities                                      (1,200,001)
                                                                                      -------------

CASH FLOWS FROM FINANCING ACTIVITIES
------------------------------------
    Distributions to stockholders                                                         (658,842)
    Payment of loan fees                                                                   (68,701)
    Net proceeds from line of credit                                                     3,865,094
    Principal payments on short-term debt                                                  (75,000)
                                                                                      -------------
          Net Cash Provided by Financing Activities                                      3,062,551
                                                                                      -------------

           Net Increase in Cash and Cash Equivalents                                     1,063,092

Cash and Cash Equivalents - Beginning of Year                                              341,886
                                                                                      -------------

Cash and Cash Equivalents - End of Year                                               $  1,404,978
                                                                                      =============

        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

                    TRICOM, INC. OF MILWAUKEE AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   ------------------------------------------
                (With the auditor's report of November 16, 1998)
                  For the fiscal year ended September 30, 1998


NOTE #1        NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
-------        -----------------------------------------------------------------

               A.     NATURE OF BUSINESS
                      ------------------
                      Tricom, Inc. of Milwaukee (TRICOM) and Subsidiary ("the Company" when referring to the group) provides billing, collection and payroll support services to clients in the temporary help industry throughout the United States. As part of its service to customers, TRICOM advances funds for payroll and payroll taxes. These funds are collateralized by customer receivables and personal guarantees.

                      TRICOM owns 70% of the issued and outstanding common stock of UpGrad Personnel Services, Inc. ("UpGrad" or "subsidiary"), its sole subsidiary. UpGrad operates a training, management consulting and funding brokerage business for the staffing industry, located in Knoxville, Tennessee.

               B.     METHOD OF ACCOUNTING
                      --------------------
                      The Company's assets, liabilities, revenues and expenses are recognized on the accrual basis method of accounting.

                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

               C.     CONSOLIDATION POLICY
                      --------------------
                      The consolidated financial statements for the fiscal year ended September 30, 1998 are comprised of TRICOM's and
                      UpGrad's   activity.

                      The subsidiary's financial statement activity has been consolidated within the individual line item presentation of the consolidated financial statements with the 30% interest not owned by the shareholders of the Company accounted for as a minority interest. All intercompany profits and transactions occurring on or after the acquisition date of the subsidiary have been eliminated in the consolidation.

                    TRICOM, INC. OF MILWAUKEE AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   ------------------------------------------
                (With the auditor's report of November 16, 1998)
                  For the fiscal year ended September 30, 1998


NOTE #1        NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
-------        -----------------------------------------------------------------
               (Cont'd)

               C.     CONSOLIDATION POLICY (Cont'd)
                      --------------------
                      The minority's share of the net income from the subsidiary, $18,951 for the fiscal year ended September 30, 1998, was first credited to the retained earnings of the parent Company in order to absorb losses previously recorded. The cumulative net loss recorded in the parent Company's retained earnings as of September 30, 1997 totaled $7,917. The minority's share of net income from the subsidiary for the fiscal year ended September 30, 1998 in excess of the cumulative net loss has been recorded on the balance sheet as minority interest in the amount of $11,034.

               D.     CASH AND CASH EQUIVALENTS
                      -------------------------
                      For purposes of the Statement of Cash Flows, the Company considers all short-term investments in interest-bearing accounts, securities, and other instruments with an original maturity of three months or less, to be equivalent to cash.

                      The Company had funds on deposit at various financial institutions as of September 30, 1998 that exceeded the federally insured limit by $2,577,434.

               E.     ALLOWANCE FOR DOUBTFUL ACCOUNTS
                      -------------------------------
                      Finance receivables are reviewed periodically by management to determine the adequacy of the allowance for doubtful accounts. Based upon management's evaluation, an allowance for doubtful accounts is not required as of September 30, 1998.

               F.     FIXED ASSETS
                      ------------
                      Fixed assets are stated at cost. The Company provides for depreciation of furniture and equipment by use of the straight-line method over the estimated useful lives which range from five to ten years. The cost of leasehold improvements is amortized utilizing the straight-line method over the term of the respective leases. Depreciation expense for the fiscal year ended September 30, 1998 totaled $110,114. Included in fixed assets is $933,608 of costs related to software that is in the process of being developed but which had not been placed in service or depreciated as of September 30, 1998.

                    TRICOM, INC. OF MILWAUKEE AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   ------------------------------------------
                (With the auditor's report of November 16, 1998)
                  For the fiscal year ended September 30, 1998


NOTE #1        NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
-------        -----------------------------------------------------------------
               (Cont'd)

               G.     INTANGIBLE ASSETS
                      -----------------
                      Intangible assets represent costs attributable to the following: purchased software rights and related support manuals; loan fees; noncompetition agreement with a former officer and shareholder; and goodwill related to the acquisition of UpGrad. The following is a schedule of the straight-line amortizable life of the asset, its cost, accumulated amortization at September 30, 1998, and amortization expense for the fiscal year ending September 30, 1998:

                                                     Useful
                                                    Life In                          Accumulated         Current Year
                          Asset                       Years            Cost         Amortization         Amortization
                         -------                     -------          ------       --------------       --------------
                      Software rights                  2-5         $ 149,690          $  81,168             $ 45,622
                      Loan Fees                         3             68,701              9,542                9,542
                      Loan Fees                         2              9,915              9,915                2,916
                      Noncompetition
                        Agreement                      10            100,000             21,667               10,000
                      Goodwill                         40            383,039             25,536                9,576
                                                                -------------     -------------          -----------
                      Totals                                       $ 711,345          $ 147,828             $ 77,656
                                                                =============     =============          ===========

               H.     INCOME TAXES
                      ------------
                      Pursuant to Section 1362(a) of the Internal Revenue Code, TRICOM elected to be treated as an S Corporation, "small business corporation," for income tax purposes. Under this election, profits and losses are passed directly to the shareholders for inclusions in their personal income tax returns.

                      The Company does not pay corporate income taxes on its taxable income. Accordingly, no liability or provision for federal or state income taxes is included in the accompanying statements.

                      Pursuant to Internal Revenue Code Sections 444 and 7519, S Corporations electing a fiscal year are required to make deposits to the IRS representing the estimated tax deferral that results from the use of a fiscal year. The Company received a refund of $41,733 for the fiscal year ended September 30, 1998.

                    TRICOM, INC. OF MILWAUKEE AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   ------------------------------------------
                (With the auditor's report of November 16, 1998)
                  For the fiscal year ended September 30, 1998

NOTE #1        NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
-------        -----------------------------------------------------------------
               (Cont'd)

               H.     INCOME TAXES (Cont'd)
                      ------------
                      UpGrad has not elected to be treated as an S Corporation. For the fiscal year ended September 30, 1998, UpGrad realized net income of $63,171. For the fiscal year ended September 30, 1998 the Company has not recorded income tax expense due to prior year net operating loss carryovers, which offset UpGrad taxable income. UpGrad's net operating loss carryovers are not available to offset TRICOM's taxable income and are expected to be fully utilized to offset UpGrad's September 30, 1998 net income.

               I.     PROFIT-SHARING AND RETIREMENT PLANS
                      -----------------------------------
                      Effective October 1, 1996, TRICOM adopted a non-qualified profit-sharing plan covering substantially all full-time employees. Contributions to the plan for the fiscal year ending September 30, 1998 were $210,000. Annual contributions are not subject to Internal Revenue Code limits applicable to qualified plans, and can be made at the Company's discretion. There was no unfunded obligation as of September 30, 1998.

                      Effective January 1, 1994, the Company adopted a 401(k) savings plan which covers substantially all full-time
                      employees.   Under  the  plan,   employees  may  elect  to
                      contribute up to 15% of their salary. Company contributions to the plan are discretionary. No Company contribution was made for the fiscal year ending September 30, 1998.

               J.     ADVERTISING
                      -----------
                      The  Company  expenses   advertising  costs  as  they  are
                      incurred. Advertising expense for the fiscal year ended September 30, 1998 was $75,891.

               K.     REVENUE RECOGNITION
                      -------------------
                      The majority of the revenue received by the Company is related to fees earned for billing, collection and payroll support services provided to clients as well as interest and fees earned on finance receivables made to such clients. Although the Company charges each client a specific rate for all services provided to such client, it is the customary practice of the Company to allocate such revenue between interest income and service fees. Revenue is recognized on the accrual basis of accounting.

                    TRICOM, INC. OF MILWAUKEE AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   ------------------------------------------
                (With the auditor's report of November 16, 1998)
                  For the fiscal year ended September 30, 1998


NOTE #2        NOTES PAYABLE
-------        -------------

               The Company is indebted on the following as of September 30, 1998:

               On April 24, 1998, TRICOM entered into a revolving
               line of  credit  agreement  for  $11,000,000  with
               Fleet Capital Corporation  ("Fleet") which expires
               on  April  23,  2001.  The  line  of  credit  will
               increase after January 1, 1999 to $13,000,000  and
               increase after January 1, 2000 to $15,000,000,  as
               long as TRICOM is meeting certain  requirements by
               the bank. Interest accrues at the bank's reference
               rate plus  .25%.  The  bank's  reference  rate was
               8.25% at September 30, 1998. Additionally,  TRICOM
               is obligated to pay an annualized 0.5% unused line
               of  credit  commitment  fee  and a 1% fee on  each
               increase  in the  line  of  credit.  This  line of
               credit   agreement   replaces  a  line  of  credit
               agreement with another bank. The line of credit is
               secured  by the  assets  of  TRICOM  and a limited
               personal  guarantee of the  majority  shareholder.
               The  line of  credit  agreement  contains  various
               covenant  provisions,  including a requirement  to
               maintain a minimum  tangible  net  worth,  maximum
               capital   expenditures,   performance  ratios  and
               reporting requirements.                              $ 10,920,165

               TRICOM is  indebted to a former  stockholder  on a
               five year secured promissory note dated August 23,
               1996 bearing  interest at 12%.  TRICOM is required
               to pay interest  monthly  with a final  payment of
               unpaid  principal  and  accrued  interest  due  on
               August  23,  2001.  TRICOM  is  obligated  to make
               accelerated principal payments in the event TRICOM
               makes  Subchapter  S  distributions  in any fiscal
               year to its  shareholders  in excess of the amount
               distributed  to the  shareholders  for  payment of
               their federal and state tax liabilities  resulting
               from  ownership  of  TRICOM's  stock.  The debt is
               secured by a general business security  agreement,
               a  collateral  pledge  agreement  for  the  shares
               redeemed  from  the  former  shareholder  and  the
               personal  guarantee of the officers of TRICOM.  In
               addition,  the  loan  agreement  contains  various
               covenant  provisions,  including  minimal tangible
               net worth,  limited  salaries for the shareholders
               of  TRICOM,   maximum  capital   expenditures  and
               minimum life insurance  requirements.  The debt is
               subordinated  to the Fleet  revolving  line credit
               agreement.                                              4,125,000

                    TRICOM, INC. OF MILWAUKEE AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   ------------------------------------------
                (With the auditor's report of November 16, 1998)
                  For the fiscal year ended September 30, 1998



NOTE #2        NOTES PAYABLE (Cont'd)
-------        -------------


               TRICOM  is  indebted  to a related  company  on an
               unsecured  demand note dated June 28, 1996 bearing
               interest at 10%.                                     $    25,000
                                                                    ------------

                      Total Notes Payable                            15,070,165

                      Less current maturities                        10,945,165
                                                                    ------------

                      Amount due after one year                     $ 4,125,000
                                                                    ============


               The following is a maturity schedule of notes payable as of September 30, 1998:

                         1999                                       $10,945,165
                         2001                                         4,125,000
                                                                    ------------

                         Total                                      $15,070,165
                                                                    ============

               Interest paid during the fiscal year ended September 30, 1998 was $1,121,055.


NOTE #3        COMMITMENTS
-------        -----------

               Effective October 1, 1994, TRICOM subleases its facilities from a company affiliated by common ownership, for a period extending through September 30, 1999. The lease provides for the payment of real estate taxes and certain occupancy expenses. The base rent is also subject to escalation. UpGrad had leased its facilities under a lease agreement dated September 15, 1995 that expired on September 14, 1998. The annual base rental was $16,200 and was payable in monthly installments of $1,350. This lease was extended until October 31, 1998. Effective November 1, 1998, UpGrad leases its facilities, for a period extending through October 31, 2001. The annual base rental of $18,600 is payable in monthly installments of $1,550.

               The following is a summary of rent expense included in the financial statements related to these leases for the fiscal year ended September 30, 1998:

                       Minimum lease payments                       $   105,605
                       Common area maintenance and real
                         estate taxes                                    78,984
                                                                    ------------
                         Total rent expense                         $   184,589
                                                                    ============

                    TRICOM, INC. OF MILWAUKEE AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   ------------------------------------------
                (With the auditor's report of November 16, 1998)
                  For the fiscal year ended September 30, 1998


NOTE #3        COMMITMENTS  (Cont'd)
-------        -----------
               The Company also has an operating lease, dated July 5, 1997 for an automobile with a term of 24 months, requiring monthly payments of $240.

               The following is a summary of the future minimum lease payments for operating leases having remaining noncancelable lease terms in excess of one year for the fiscal year ending September 30, 1998:

                         1999                                      $    124,363
                         2000                                            18,600
                         2001                                            18,600
                         2002                                             1,550
                                                                   -------------

                         Total future minimum lease payments       $    163,113
                                                                   =============


NOTE #4        RELATED PARTY TRANSACTIONS
-------        --------------------------
               During fiscal 1998, the Company had various transactions with four entities affiliated by common ownership, as follows:

               Type of Transactions
               --------------------
               Due from affiliates - beginning of year (net)       $    243,330
               Contract service or administrative fee revenue           319,482
               Payroll and other advances                               919,254
               Administrative expense reimbursement (net)               309,369
               Cash receipts                                         (1,480,886)
                                                                   -------------
                      Due from affiliates - end of year            $    310,549
                                                                   =============

NOTE #5        STOCK REDEMPTION AGREEMENT
-------        --------------------------
               TRICOM has a stock redemption agreement with a shareholder to provide for the orderly disposition of the corporate stock in the event of the shareholder's desire to sell the shares, termination of employment or death. In the event the shareholder desires to sell the shares or the shareholder's employment expires or is terminated, for any reason, the shareholder shall sell and the Corporation must purchase all of the shares owned by the shareholder. The purchase price shall be that part of the "full value of TRICOM" that is equal to the shareholder's pro rata ownership interest in TRICOM. The full value of TRICOM is defined as six times the sum of TRICOM's pre-tax profits for the prior twelve months ending on the first day of the month after

                    TRICOM, INC. OF MILWAUKEE AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   ------------------------------------------
                (With the auditor's report of November 16, 1998)
                  For the fiscal year ended September 30, 1998


NOTE #5        STOCK REDEMPTION AGREEMENT (Cont'd)
-------        --------------------------
               death, termination of employment or the receipt of notice of intent to sell. If the shareholder terminates employment prior to August 30, 2001 or TRICOM terminates shareholder's employment for "good cause" at any time after August 30, 1996, the purchase price shall be equal to three times pre-tax profits. The agreement requires a payment of 10% of the purchase price at closing or within 90 days of death with the balance paid in 10 equal annual installments plus interest at the prime rate, beginning at the anniversary date of the closing or the date of death of the shareholder.


NOTE #6        SUBSEQUENT EVENT
-------        ----------------
               On October  13,  1998,  the  Company  entered  into a  $1,200,000 capital lease agreement for the financing of computer software and hardware. This capital lease arrangement will be used to finance the $933,608 already paid by the Company and included in fixed assets, as well as other computer hardware and software costs.


NOTE #7        YEAR 2000 READINESS DISCLOSURE (UNAUDITED)
-------        ------------------------------------------
               A critical issue has emerged for all industries  that are heavily
               reliant  upon   computers   regarding   how   existing   software
               application  programs and operating  systems can  accommodate the date value for the "Year 2000." The Year 2000 issue is the result of computer  programs being written using two digits (rather than four) to define the applicable  year. As such,  certain  programs that have time-sensitive software may recognize a date using "00"
               as the year 1900 rather than the year 2000. As a result, the year
               1999 (i.e.  `99') could be the maximum  date value these  systems will be able to accurately  process.  Like most financial service providers,  the Company may be significantly affected by the Year
               2000  problem  due  to  the  nature  of  financial   information.
               Furthermore, if computer systems are not adequately changed to properly identify the Year 2000, many computer applications could fail or generate erroneous reports.

               During 1997, management began the process of working with its outside software vendors to ensure that the Company is prepared for the Year 2000. Management has been in frequent contact with its vendors and has developed a testing strategy and Year 2000 plan with the knowledge and understanding of each of the vendors' plans and timetables. Additionally, the critical in-house hardware and related systems are being reviewed and upgraded, if necessary, to be Year 2000 compliant. Testing of these critical hardware systems, such as work stations, file servers, and local area networks, is expected to be completed on or about September 30, 1999.

                    TRICOM, INC. OF MILWAUKEE AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   ------------------------------------------
                (With the auditor's report of November 16, 1998)
                  For the fiscal year ended September 30, 1998


NOTE #7        YEAR 2000 READINESS DISCLOSURE (UNAUDITED) (Cont'd)
-------        ------------------------------------------
               Total  estimated Year 2000  compliance  costs are not expected to exceed $100,000 and, accordingly, are not expected to be material to the Company's  financial  position or results of operations in either 1998 or 1999.  This cost does not include  internal salary
               and    employee    benefit    costs   for   persons   that   have
               responsibilities, or are involved, with the Year 2000 project.

               The above estimated dates and costs are based on management's best estimates and include assumptions of future events, including availability of certain resources, software vendor plans, and other factors. In the event the Company does experience Year 2000 systems failures or malfunctions and despite the testing preparedness efforts, the Company's operations would be disrupted until the systems are restored, and the Company's ability to conduct its business may be adversely impacted in connection with processing customer payrolls and transactions.

TRICOM, INC. OF MILWAUKEE AND SUBSIDIARY
CONSOLIDATED BALANCE SHEET (UNAUDITED)
AS OF JUNE 30, 1999
(In thousands)



=====================================================================================================

ASSETS:
Finance receivables                                                                         $ 14,497
Due from affiliates                                                                              270
Prepaid and other current assets                                                                 539
-----------------------------------------------------------------------------------------------------
   Total current assets                                                                       15,306

Premises and equipment, at cost                                                                2,559
Accumulated depreciation                                                                        (524)
-----------------------------------------------------------------------------------------------------
   Net premises and equipment                                                                  2,035

Goodwill and other intangible assets, net                                                        421
Other assets                                                                                      42
-----------------------------------------------------------------------------------------------------

       Total assets                                                                         $ 17,804
=====================================================================================================


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT):
LIABILITIES:
Outstanding funds due to bank                                                               $  1,188
Accounts payable and accrued expenses                                                          2,111
Notes payable - revolving line of credit                                                      10,275
-----------------------------------------------------------------------------------------------------
   Total current liabilities                                                                  13,574

Long-term debt                                                                                 4,837
-----------------------------------------------------------------------------------------------------

       Total liabilities                                                                      18,411
-----------------------------------------------------------------------------------------------------

Minority interest                                                                                 16

STOCKHOLDERS' EQUITY (DEFICIT):
Capital stock                                                                                     29
Treasury stock, at cost                                                                       (4,277)
Retained earnings                                                                              3,625
-----------------------------------------------------------------------------------------------------

   Total stockholders' equity (deficit)                                                         (623)
-----------------------------------------------------------------------------------------------------

       Total liabilities and stockholders' equity (deficit)                                 $ 17,804
=====================================================================================================

TRICOM, INC. OF MILWAUKEE AND SUBSIDIARY
CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
FOR THE NINE MONTH PERIOD ENDED JUNE 30, 1999
(In thousands)

=============================================================================================================

INTEREST INCOME
  Interest and fees on finance receivables                                                           $ 2,338
-------------------------------------------------------------------------------------------------------------
    Total interest income                                                                              2,338
-------------------------------------------------------------------------------------------------------------

INTEREST EXPENSE
   Interest on notes payable - revolving line of credit                                                  575
   Interest on long-term debt                                                                            447
-------------------------------------------------------------------------------------------------------------
     Total interest expense                                                                            1,022
-------------------------------------------------------------------------------------------------------------

NET INTEREST INCOME                                                                                    1,316
Provision for possible loan losses                                                                         -
-------------------------------------------------------------------------------------------------------------

Net interest income after provision for possible loan losses                                           1,316
-------------------------------------------------------------------------------------------------------------

NON-INTEREST INCOME
  Administrative services revenue                                                                      2,821
  Other                                                                                                   27
-------------------------------------------------------------------------------------------------------------
    Total non-interest income                                                                          2,848
-------------------------------------------------------------------------------------------------------------

NON-INTEREST EXPENSE
  Salaries and employee benefits                                                                       1,604
  Occupancy, net                                                                                         198
  Equipment expense                                                                                      276
  Data processing                                                                                         23
  Advertising and marketing                                                                               72
  Professional fees                                                                                      142
  Other                                                                                                  597
-------------------------------------------------------------------------------------------------------------
    Total non-interest expense                                                                         2,912
-------------------------------------------------------------------------------------------------------------

NET INCOME                                                                                           $ 1,252
=============================================================================================================

TRICOM, INC. OF MILWAUKEE AND SUBSIDIARY
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT) (UNAUDITED)
FOR THE NINE MONTH PERIOD ENDED JUNE 30, 1999
(In thousands, except share amounts)

                                                        Common Stock
                                                 ----------------------
                                                   Number                        Retained          Treasury
                                                 of Shares       Amount          Earnings            Stock             Total
==================================================================================================================================
Balance at October 1, 1998                             95            $ 29           $ 3,257          $ (4,277)            $ (991)

Distributions                                           -               -              (884)                -               (884)
Net income                                              -               -             1,252                 -              1,252
                                                ----------------------------------------------------------------------------------

Balance at June 30, 1999                               95            $ 29           $ 3,625          $ (4,277)            $ (623)
==================================================================================================================================

TRICOM, INC. OF MILWAUKEE AND SUBSIDIARY
CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)
FOR THE NINE MONTH PERIOD ENDED JUNE 30, 1999
(In thousands)


==============================================================================================================
OPERATING ACTIVITIES:
  Net income                                                                                          $ 1,252
  Adjustments to reconcile net income to net cash used for,
     or provided by, operating activities:
  Minority interest in subsidiary income                                                                    4
  Depreciation and amortization                                                                            45
  Decrease in due from affiliates                                                                          41
  Increase in prepaid and other assets                                                                   (265)
  Increase in accounts payable and accrued expenses                                                     1,922
--------------------------------------------------------------------------------------------------------------
    Net cash provided by operating activities                                                           2,999
--------------------------------------------------------------------------------------------------------------

INVESTING ACTIVITIES:
  Net increase in finance receivables                                                                  (4,086)
  Purchases of premises and equipment, net                                                               (663)
--------------------------------------------------------------------------------------------------------------
    Net cash used for investing activities                                                             (4,749)
--------------------------------------------------------------------------------------------------------------

FINANCING ACTIVITIES:
  Decrease in notes payable, net                                                                         (670)
  Proceeds from issuance of long-term debt                                                                892
  Payments on long-term debt                                                                             (180)
  Distributions to S-Corporation stockholders                                                            (884)
--------------------------------------------------------------------------------------------------------------
    Net cash used for financing activities                                                               (842)
--------------------------------------------------------------------------------------------------------------

Net decrease in cash                                                                                   (2,593)

Cash at beginning of period                                                                             1,405
--------------------------------------------------------------------------------------------------------------

Outstanding funds due to bank at end of period                                                       $ (1,188)
==============================================================================================================

(b)  Pro Forma Financial Information.

                                                                            Page
                                                                            ----

     1)   Pro Forma Condensed Balance Sheet as of June 30, 1999.             24

     2)   Pro Forma  Condensed  Statement of Income for the year
          ended  December 31, 1998.                                          25

     3)   Pro Forma Condensed Statement of Income for the six month
          period ended June 30, 1999.                                        26

The accompanying unaudited pro forma condensed financial information ("pro forma statements") illustrate the effect of the acquisition of Tricom on the financial position and results of operations of Wintrust Financial Corporation
("Wintrust"). The unaudited pro forma condensed balance sheet assumes the acquisition took place on June 30, 1999. The unaudited pro forma condensed statement of income for the year ended December 31, 1998 is based on the historical audited statement of income for Wintrust for the year ended December 31, 1998 and the historical audited statement of income for Tricom for the year ended September 30, 1998 and has been prepared assuming the acquisition took place on January 1, 1998. The unaudited pro forma condensed statement of income for the six month period ended June 30, 1999 is based on that time period for both Wintrust and Tricom and assumes the acquisition took place on January 1, 1999. These pro forma statements are not necessarily indicative of the results of operations or financial position of Wintrust that would have actually occurred, or which may occur in the future, had the acquisition been completed on the dates noted above. For example, the expected favorable impact of lower funding cost rates related to Tricom's revolving line of credit facility is not reflected as a pro forma adjustment in the accompanying pro forma statements. Subsequent to the transaction, Tricom's revolving line of credit facility with an unaffiliated third party bank was replaced with a line of credit from a Wintrust bank subsidiary. The interest rate on the unaffiliated bank line of credit facility was based on a spread over that bank's prime lending rate plus certain additional fees, whereas the funding cost of the new line of credit with a Wintrust bank subsidiary would effectively approximate that bank subsidiary's overall cost of funds rate.

Hinsdale Bank and Trust Company ("Hinsdale"), a wholly-owned subsidiary of Wintrust, acquired 100% of the common stock of Tricom for $8.0 million, consisting of $4.0 million in cash and 227,635 shares of the Company's common stock. The transaction will be recorded using the purchase method of accounting. Under purchase accounting, the total purchase price will be allocated to tangible and intangible assets and liabilities of Tricom based on their respective fair values as of October 1, 1999, the effective date of the acquisition. A preliminary allocation of the purchase price has been made in the accompanying pro forma statements based on available information and is subject to change. The actual allocation of purchase price and the resulting effect on net income may differ from the unaudited pro forma amounts included herein. The accompanying pro forma statements should be read in conjunction with the separate historical financial statements and notes thereto of both Wintrust and Tricom.

                ITEM 7(b) PRO FORMA FINANCIAL STATEMENTS

WINTRUST FINANCIAL CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
AS OF JUNE 30, 1999
(In thousands)

                                                                                           PRO FORMA ADJUSTMENTS       PRO FORMA
                                                                                          -----------------------
                                                            WINTRUST         TRICOM       REF. #       AMOUNT          WINTRUST
====================================================================================================================================
ASSETS
Cash and due from banks-non-interest bearing                   $  40,170        $ (1,188)                                  $ 38,982
Federal funds sold                                                56,640               -        (2)       $ (4,030)          52,610
Interest-bearing deposits with banks                               3,047               -                                      3,047
Available-for-Sale securities, at fair value                     185,233               -                                    185,233
Investment in Tricom, Inc. of Milwaukee                                -               -        (2)          8,227
                                                                                                (3)         (8,227)               -
Loans, net of unearned income                                  1,137,169          14,497                                  1,151,666
    Less: Allowance for possible loan losses                       7,677               -        (1)            175            7,852
------------------------------------------------------------------------------------------------------------------------------------
    Net loans                                                  1,129,492          14,497                      (175)       1,143,814
Premises and equipment, net                                       66,302           2,035                                     68,337
Accrued interest receivable and other assets                      32,912             851        (3)            (52)          33,711
Goodwill and organizational costs                                  1,343             421        (3)           (421)
                                                                                                (3)          9,839           11,182
------------------------------------------------------------------------------------------------------------------------------------
    Total assets                                             $ 1,515,139        $ 16,616                   $ 5,161      $ 1,536,916
====================================================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
 Non-interest bearing                                          $ 124,642               -                                $   124,642
 Interest bearing                                              1,210,083               -                                  1,210,083
------------------------------------------------------------------------------------------------------------------------------------
    Total  deposits                                            1,334,725               -                         -        1,334,725

Short-term borrowings                                             50,105               -                                     50,105
Notes payable                                                      5,100        $ 10,275                                     15,375
Long-term debt                                                    31,050           4,837                                     35,887
Accrued interest payable and other liabilities                    14,977           2,111        (1)        $   181
                                                                                                (2)            198
                                                                                                (3)            175           17,642
------------------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                          1,435,957          17,223                       554        1,453,734
------------------------------------------------------------------------------------------------------------------------------------

Minority interest                                                      -              16        (3)            (16)               -

Shareholders' equity:
  Preferred stock                                                      -               -                                          -
  Common stock                                                     8,172              29        (3)            (29)
                                                                                                (2)            228            8,400
  Surplus                                                         73,138               -        (2)          3,772           76,910
  Common stock warrants                                              100               -                                        100
  Treasury stock, at cost                                              -          (4,277)       (3)          4,277                -
  Retained earnings (deficit)                                     (1,778)          3,625        (1)           (356)
                                                                                                (3)         (3,269)          (1,778)
  Accumulated other comprehensive loss                              (450)              -                                       (450)
------------------------------------------------------------------------------------------------------------------------------------
    Total shareholders' equity                                    79,182            (623)                    4,623           83,182
------------------------------------------------------------------------------------------------------------------------------------
    Total liabilities and shareholders' equity               $ 1,515,139        $ 16,616                   $ 5,161      $ 1,536,916
====================================================================================================================================

PRO FORMA ADJUSTMENTS:
----------------------
(1)   Pre-closing  Tricom entry to record allowance for loan losses and accruals for profit sharing benefits and  undistributed current year earnings,  in accordance with generally accepted accounting principles.
(2)   To record $8,227  purchase  price of Tricom  including $197 of acquisition costs. A total of 227,635 Wintrust common shares were issued.
(3)   To record  goodwill,  write-down of certain assets,  accrual of prepayment penalty for early termination of revolving credit facility and elimination of equity interest in Tricom.

WINTRUST FINANCIAL CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 1998
(In thousands, except per share data)

                                                                                         PRO FORMA ADJUSTMENTS         PRO FORMA
                                                                                         ---------------------
                                                             WINTRUST          TRICOM      REF. #       AMOUNT          WINTRUST
==================================================================================================================================
INTEREST INCOME
  Interest and fees on loans                                   $75,369          $2,847                                   $ 78,216
  Interest bearing deposits with banks                           2,283               -                                      2,283
  Federal funds sold                                             2,327               -        (3)         $ (214)           2,113
  Securities                                                     8,000               -                                      8,000
----------------------------------------------------------------------------------------------------------------------------------
    Total interest income                                       87,979           2,847                      (214)          90,612
----------------------------------------------------------------------------------------------------------------------------------

INTEREST EXPENSE
   Interest on deposits                                         49,069               -                                     49,069
   Interest on short-term borrowings and notes payable           1,399             695        (4)            217            2,311
   Interest on long-term debt                                      747             495        (4)           (495)             747
----------------------------------------------------------------------------------------------------------------------------------
     Total interest expense                                     51,215           1,190                      (278)          52,127
----------------------------------------------------------------------------------------------------------------------------------

NET INTEREST INCOME                                             36,764           1,657                        65           38,486
Provision for possible loan losses                               4,297              57                                      4,354
----------------------------------------------------------------------------------------------------------------------------------
Net interest income after provision for possible loan losses    32,467           1,600                        65           34,132
----------------------------------------------------------------------------------------------------------------------------------

NON-INTEREST INCOME
  Fees on mortgage loans sold                                    5,569               -                                      5,569
  Administrative services revenue                                    -           3,793                                      3,793
  Service charges on deposit accounts                            1,065               -                                      1,065
  Trust fees                                                       788               -                                        788
  Other                                                            653               6                                        659
----------------------------------------------------------------------------------------------------------------------------------
    Total non-interest income                                    8,075           3,799                         -           11,874
----------------------------------------------------------------------------------------------------------------------------------

NON-INTEREST EXPENSE
  Salaries and employee benefits                                18,944           2,194                                     21,138
  Occupancy, net                                                 2,435             239                                      2,674
  Equipment expense                                              2,221             291                                      2,512
  Data processing                                                1,676             224                                      1,900
  Advertising and marketing                                      1,612              76                                      1,688
  Professional fees                                              1,654             103                                      1,757
  Other                                                          7,291             863        (2)            503            8,657
----------------------------------------------------------------------------------------------------------------------------------
    Total non-interest expense                                  35,833           3,990                       503           40,326
----------------------------------------------------------------------------------------------------------------------------------

Income before income taxes                                       4,709           1,409                      (438)           5,680
Income tax expense (benefit)                                    (1,536)              -        (1)            383           (1,153)
----------------------------------------------------------------------------------------------------------------------------------

NET INCOME                                                    $  6,245        $  1,409                    $ (820)         $ 6,834
==================================================================================================================================
NET INCOME PER COMMON SHARE - BASIC                            $  0.77             N/A                       N/A           $ 0.82
==================================================================================================================================
NET INCOME PER COMMON SHARE - DILUTED                          $  0.74             N/A                       N/A           $ 0.78
==================================================================================================================================

Weighted average common shares outstanding                       8,142             N/A                       228            8,370
Dilutive potential common shares                                   353             N/A                         -              353
----------------------------------------------------------------------------------------------------------------------------------
Average common shares and dilutive common shares                 8,495             N/A                       228            8,723
==================================================================================================================================

PRO FORMA ADJUSTMENTS:
----------------------
(1)   To record federal and state income taxes at the combined  marginal rate of 39.4%.
(2)   Amortization of goodwill over 20 years.
(3)   Estimated  loss of interest  income  related to the $4,030 cash portion of the purchase price.
(4)   As a condition of the  transaction,  the $4,125 long-term debt to a former stockholder was paid-off and, accordingly, the interest expense related to this  long-term  debt was  eliminated.  This payment was funded through an advance on the line of credit  facility,  therefore,  additional  interest expense on  short-term  borrowings  and notes  payable was  recorded at an estimated new funding cost rate.

WINTRUST FINANCIAL CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1999
(In thousands, except per share data)

                                                                                          Pro Forma Adjustments        Pro Forma
                                                                                          ---------------------
                                                              Wintrust          Tricom      Ref. #       Amount       Wintrust
================================================================================================================================
INTEREST INCOME
  Interest and fees on loans                                  $45,003          $1,709                                  $ 46,712
  Interest bearing deposits with banks                            121               -                                       121
  Federal funds sold                                              570               -        (3)        $  (93)             477
  Securities                                                    4,698               -                                     4,698
--------------------------------------------------------------------------------------------------------------------------------
    Total interest income                                      50,392           1,709                      (93)          52,008
--------------------------------------------------------------------------------------------------------------------------------

INTEREST EXPENSE
   Interest on deposits                                        25,766               -                                    25,766
   Interest on short-term borrowings and notes payable            743             359        (4)            98            1,200
   Interest on long-term debt                                   1,469             303        (4)          (248)           1,525
--------------------------------------------------------------------------------------------------------------------------------
     Total interest expense                                    27,978             662                     (150)          28,490
--------------------------------------------------------------------------------------------------------------------------------

NET INTEREST INCOME                                            22,414           1,047                       57           23,518
Provision for possible loan losses                              1,717               -                                     1,717
--------------------------------------------------------------------------------------------------------------------------------

Net interest income after provision for possible loan losses   20,697           1,047                       57           21,801
--------------------------------------------------------------------------------------------------------------------------------

NON-INTEREST INCOME
  Fees on mortgage loans sold                                   2,217               -                                     2,217
  Administrative services revenue                                   -           1,718                                     1,718
  Service charges on deposit accounts                             681               -                                       681
  Trust fees                                                      475               -                                       475
  Gain on sale of premium finance receivables                     263               -                                       263
  Other                                                           790              21                                       811
--------------------------------------------------------------------------------------------------------------------------------
    Total non-interest income                                   4,426           1,739                        -            6,165
--------------------------------------------------------------------------------------------------------------------------------

NON-INTEREST EXPENSE
  Salaries and employee benefits                               10,272           1,081                                    11,353
  Occupancy, net                                                1,345             130                                     1,475
  Equipment expense                                             1,330             205                                     1,535
  Data processing                                                 993               5                                       998
  Advertising and marketing                                       732              46                                       778
  Professional fees                                               586              98                                       684
  Other                                                         3,806             402        (2)           251            4,460
--------------------------------------------------------------------------------------------------------------------------------
    Total non-interest expense                                 19,064           1,967                      251           21,282
--------------------------------------------------------------------------------------------------------------------------------

Income before income taxes                                      6,059             819                     (194)           6,683
Income tax expense                                              1,965               -        (1)           246            2,211
--------------------------------------------------------------------------------------------------------------------------------

NET INCOME                                                    $ 4,094          $  819                   $ (440)         $ 4,472
================================================================================================================================
NET INCOME PER COMMON SHARE - BASIC                            $ 0.50             N/A                      N/A           $ 0.53
================================================================================================================================
NET INCOME PER COMMON SHARE - DILUTED                          $ 0.48             N/A                      N/A           $ 0.51
================================================================================================================================

Weighted average common shares outstanding                      8,162             N/A                      228            8,390
Dilutive potential common shares                                  330             N/A                        -              330
--------------------------------------------------------------------------------------------------------------------------------
Average common shares and dilutive common shares                8,492             N/A                      228            8,720
================================================================================================================================

PRO FORMA ADJUSTMENTS:
----------------------
(1)   To record federal and state income taxes at the combined  marginal rate of 39.4%.
(2)   Amortization of goodwill over 20 years.
(3)   Estimated  loss of interest  income  related to the $4,030 cash portion of the purchase price.
(4)   As a condition of the  transaction,  the $4,125 long-term debt to a former stockholder was paid-off and, accordingly, the interest expense related to this  long-term  debt was  eliminated.  This payment was funded through an advance on the line of credit  facility,  therefore,  additional  interest expense on  short-term  borrowings  and notes  payable was  recorded at an estimated new funding cost rate.

(c)  Exhibit.

Exhibit 99     Consent of Kolb Lauwasser & Co., S.C..





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         WINTRUST FINANCIAL CORPORATION
                                  (Registrant)


Date:  December 23, 1999                               /s/ David A. Dykstra
                                                       --------------------
                                                       Executive Vice President
                                                       & Chief Financial Officer